Exhibit 99.2

Safe Harbor Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the impact of changes in interest rates, a decline in economic conditions, adverse changes resulting from natural and manmade disasters, effects of government regulation and increased competition among financial services providers and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2007, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 3

1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") 5

Headquarters Ontario, California Origin August 9, 1974 Business Financial Centers 45 (as of February 2008) Assets $6.29 Billion Deposits $3.364 Billion Loans $3.495 Billion Market Capitalization $860 Million 7

Edward J. Biebrich Jr. Executive Vice President 26 Years 10 Years Finance Division Jay W. Coleman Executive Vice President 44 Years 20 Years Sales Division Edward J. Mylett Jr. Executive Vice President 34 Years 12 Years Credit Management Division Christopher D. Myers President 24 Years 1.5 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 29 Years 21 Years Service Division Elsa Zavala Executive Vice President 28 Years 15 Years Information Technology Division David M. Krebs Senior Vice President 14 Years 5 Years Human Resources Chris A. Walters Executive Vice President 22 Years New Citizens Trust Banking CVB Name Position Experience Service 9 Larry Zivelonghi Executive Vice President 28 Years 15 Years Dairy & Livestock Industries Group

Nancy A. Sinclair Senior Vice President 39 Years 11 Years The Marketing Group James E. Mead Senior Vice President 33 Years 15 Years Regional Manager - Region 1 Vince L. Gottuso Senior Vice President 22 Years 15 Years Regional Manager - Region 2 Mark Richardson Senior Vice President 19 Years 15 Years Regional Manager - Region 3 David Brager Senior Vice President 15 Years 4 Years Regional Manager - Region 4 Ted Dondanville Senior Vice President 26 Years 10 Years Regional Manager - Region 6 Mike Mulcahy Senior Vice President 30 Years New Regional Manager - Region 5 Average: 27 Years 10 Years Banking CVB Name Position Experience Service 11 Tim Noone Senior Vice President 25 Years New Specialty Banking Group

"The vision of CVB Financial Corp. is to be recognized as the premier relationship financial institution for businesses and professionals in California with earnings growth of 15.0% a year, a return on equity of 20.0% and a return on assets of 1.35%" 13

"The Mission of CVB Financial Corp. is to achieve superior performance and rank in the top 10% of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals in the Inland Empire, Los Angeles County, Orange County and the Central Valley areas of California. It will be supported by an unqualified commitment to our five core values of financial strength, superior people, customer focus, cost-effective operation and having fun." 15

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U.S. Banker Magazine (2008) 6th Ranked Bank in the Nation (3-year ROE) U.S. Banker Magazine (2007) Top Business Bank in the Nation 15th Ranked Bank in the Nation America's Finest Companies investment directory # 318 out of 19,000 U.S. public companies. Bank Director Magazine (December 2006) 14th Ranked Bank in the Nation The Findley Report 27 Consecutive Years - Premier Performing Bank 16 Consecutive Years - Super Premier Performing Bank KBW Honor Roll Five Consecutive Years Fitch Ratings BBB+ (September 2007) 19

Total Deposits Total Loans Total Capital Total Assets Net Earnings 21

(000s) 12/31/06 12/31/07 Change % Demand Deposits $1,363,411 $1,295,959 ($67,452) (4.95) Total Deposits (including REPOs) 3,501,208 3,700,649 199,500 5.70 Total Loans 3,070,196 3,495,144 424,948 13.84 Total Investments 2,582,902 2,365,513 (217,389) (8.42) Capital 387,325 424,948 37,623 9.71 Assets 6,092,248 6,293,963 201,715 3.31 23

(000s) 12/31/00 12/31/07 Change Annual Increase % Demand Deposits $665,290 $1,295,959 $630,669 10.0 Total Deposits (including REPOs) 1,595,030 3,700,658 2,105,628 12.8 Total Loans 1,051,493 3,495,144 2,443,651 18.7 Capital 188,630 424,948 236,318 12.3 Assets 2,307,996 6,293,963 3,985,967 15.4 25

(000s) 2006 2007 Change % Operating Earnings* $105,004 $87,063 (17,941) (17.09) Earnings Before Taxes 103,061 83,063 (19,998) (19.40) Taxes 32,481 22,479 (10,002) (30.79) Net Earnings After Taxes 70,580 60,584 (9,996) (14.16) Diluted EPS 0.83 0.72 (0.11) (13.25) *Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, and income taxes. 27

(000s) 2000 2007 Change Annual % Increase Operating Earnings* $57,091 $87,063 29,972 6.21 Earnings Before Taxes 53,985 83,063 29,078 6.35 Taxes 19,302 22,479 3,177 2.20 Net Earnings After Taxes 34,683 60,584 25,901 8.29 Diluted EPS 0.42 0.72 0.30 8.15 *Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, and income taxes. 29

CVBF U.S. Banks Deposits 95% 75% Loans 232% 74% Capital 126% 116% Assets 173% 79% Source: Federal Deposit Insurance Corporation 31

CVBF California Banks U.S. Banks Return on Average Equity 15.00% 6.35% 9.29% Return on Average Assets 1.00% 0.76% 0.95% Source: Federal Deposit Insurance Corporation 33

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CVB Financial Corp. NASDAQ Market Index S & P 500 Index HemScott Bank Index 01/01/2000 $100.00 $100.00 $100.00 $100.00 12/31/2007 $221.51 $70.57 $99.94 $184.75 37

One dollar invested on February 11, 1975, with dividends reinvested, would be valued at $405.80 as of December 31, 2007. 1 39

41 *Assets in millions as of December 31, 2007 Rank Peer Bank Asset Size * 1 Wells Fargo Bank $575,000 2 Bank of the West $61,830 3 Union Bank of California $55,157 4 City National Bank $15,394 5 East-West Bank $11,833 6 United Commercial Bank $11,783 7 Cathay Bank $10,388 8 California Bank & Trust $10,156 9 Pacific Capital Bank $7,381 10 Citizens Business Bank $6,277 11 Silicon Valley Bank $6,166 12 California National Bank $5,633 13 Pacific Western Bank $5,177 14 Westamerica Bank $4,618

(000s) 12/31/06 12/31/07 Decrease % Demand Deposits $1,363,411 $1,295,959 (67,452) (4.95) Total Deposits (including customer REPOs) 3,501,158 3,700,658 199,500 5.70 Gross Loans 3,070,196 3,495,144 424,948 13.84 Capital 387,325 424,948 37,623 9.71 Assets 6,092,248 6,293,963 201,715 3.31 Earnings 70,580 60,584 (9,996) (14.16) Market Capitalization 1,107,922 859,925 (247,997) (22.38) 43

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Flat or inverted yield curve Increasing cost of borrowings Competition for Deposits (Countrywide, etc.) Lack of demand deposit growth $4 million provision for loan losses in 2007 Q4 47

California Peer Banks % CVBF % Assets Loans 4,924,453 74.3 3,495,144 55.5 Investments 1,024,551 15.5 2,390,566 38.0 Other Assets 675,048 10.2 408,253 6.5 Total Assets 6,624,052 100.0 6,293,963 100.0 Liabilities & Equity Non-Interest Bearing Deposits 736,501 11.1 1,297,671 20.6 Total Deposits 4,654,083 70.3 3,364,349 53.5 Borrowings 1,166,004 17.6 2,340,349 37.2 Other Liabilities 68,503 1.1 164,317 2.6 Equity 730,052 11.0 424,948 6.7 Total Liabilities & Equity 6,624,052 100.0 6,293,963 100.00 49

2005 2006 2007 Q4 2007 Yield on Investments 4.64% 5.06% 5.24% 5.20% Cost of Borrowings 3.39% 4.40% 4.94% 4.75% Spread 1.25% .66% .30% .45% Yield on Loans 6.52% 6.92% 6.88% 6.68% Cost of Deposits .94% 1.91% 2.03% 1.85% Spread 5.58% 5.01% 4.85% 4.83% 51

Fixed Rate Loans $1,621,997 46.3 Fixed with Reset 870,226 24.8 Variable Rate Loans 1,014,778 28.9 53 Amount % 3,507,001 100.0%

Assets Amount 12/31/07 (000s) Average Yield 12/31/07 Variable Rate Loans (Less than one year) 1,553,686 6.93% Variable Rate Investments (Less than one year) 443,403 4.85% Total Variable 1,997,089 6.47% 55 Liabilities Interest Bearing Deposits (One year or less) 2,063,724 3.00 Borrowing (One year or less) 1,391,949 4.24 Total 3,455,673 3.50 Net Difference $1,458,584

57 2008 & Beyond THE GAME PLAN

59 Grow Core Deposits Grow Business Loans Grow Fee Income Cost Effective Operation Recruit, Retain and Reward Superior People Expand our Geographic Footprint

61 Technology On-line Banking Product Enhancement Lock-Box Enhancement Citizens Automated Deposit Mobile Banking SPECIALTY BANKING GROUP (NEW)

Group Manager Profession al Services Non-Profit Services Healthcare /Medical Services Property Managemen t & HOA Services Title/Escro w Services Governme nt Services Services Services Services

65 Business Financial Centers Dairy & Livestock Industries Group Asset Based Lending SBA Lending Real Estate Lending Construction Loans Citizens Financial Services Municipal Leasing Small Business Lending (Credit Scoring) COMMERCIAL BANKING GROUPS (NEW)

67 Establish a fully-staffed Commercial Banking Group in Encino by 3/31/08 Establish one other Commercial Banking Group in either Torrance, Newport Beach or City of Commerce by 9/30/08

CBG Manager Business Development Officer Relationship Manager Relationship Manager Credit Officer Portfolio Manager 69

71 Account Analysis Rates declining: Fees should increase Citizens Trust Key New Hires Open Architecture Strategic Alliances Monetize client relationship (the whole wallet)

73 Business Customer Relationship Manager (Bank) Financial Services Specialist Technolog y SBA Internationa l Cash Management Specialty Banking Constructio n Lending Trust/Wealth Management Capital Markets (SWAPS) ABL Personal Banking Mortgage Lending Brokerage Equipment/ Vehicle Leasing Specialty Banking

Efficiency Ratio = Non-Interest Expense Net Interest Income + Non-Interest Income 75 55.93%

77 Financial Strength Dynamic Work Environment Growth Opportunity Competitive Compensation Business Leadership & Integrity

Business Financial Center Managers Commercial Banking Group Managers Relationship Managers Business Development Officers Portfolio Managers Service Managers Assistant Service Managers New Sales incentive plan 79

Expand our Geographic Footprint 81

45 Business Financial Centers Acquisition: 31 Branch Locations DeNovo: 14 Branch Locations 83

Bank Name Date Acquired # of Locations Lloyds Bank (Branch) El Dorado Bank (Branch) Independent National Bank Huntington Beach Bank Fontana National Bank Mid-City Bank Western Industrial National Bank Pioneer Bank Vineyard Bank (Branch) Citizens Bank of Pasadena Orange National Bank Kaweah National Bank Western Security Bank Granite State Bank First Coastal Bank 1983 1986 1986 1987 1993 1993 1994 1994 1995 1996 1999 2003 2003 2005 2007 1 1 1 2 1 1 1 1 1 4 6 4 1 2 4 12/31/07 Total Assets $121,46 3 $192,22 0 $106,55 7 $194,39 0 $36,193 $77,120 $94,829 $43,918 $65,291 $307,01 5 $446,07 6 $120,23 5 $261,49 8 $96,586 $136,22 5 Total: $1,100,587 $2,299,616 31 (in thousands) 85

Date Opened Chino Corona Upland Ontario Colton Ontario Airport Riverside Tri City Glendale Bakersfield Fresno Madera Stockton Encino 12/31/07 Assets 1974 1977 1980 1980 1984 1987 1990 1990 1999 2001 2003 2005 2007 2008 Branch Name $273,558 $132,137 $112,121 $89,847 $37,158 $187,936 $84,494 $264,051 $100,300 $62,564 $125,891 $19,158 $9,243 n/a Total: $1,498,458 (in thousands) 87

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93 Grow Core Deposits Grow Business Loans Grow Fee Income Cost Effective Operation Recruit, Retain and Reward Superior People Expand our Geographic Footprint

Citizens Business Bank will become the dominant financial services company operating throughout the State of California, servicing the comprehensive financial needs of privately-held businesses (and their owners) with annual sales revenues of $1 to $100 million dollars. 95

Opportunity for inexpensive longer term funding rates Gains in investment portfolio Opportunity to deleverage Liability sensitive 97

Share price as of December 31, 2007 for CVBF was $10.34, 36% below its all-time high of $16.24. Strong asset quality. CVBF: liability sensitive balance sheet. 99

101 • The dominant community bank in its markets • The fastest growing markets in California & Nation • Strong capital position • Strong credit quality • Attractive dividends • Recognized locally and nationally for superior business and financial performance